Mariner Hyman Beck Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: MHBIX)

Class A Shares (Symbol: MHBAX)

Class C Shares (Symbol: MHBCX)

Supplement dated October 28, 2013

to the Prospectus and Statement of Additional Information (“SAI”) dated April 1, 2013

The following supersedes any contrary information contained in the current Prospectus or the Fund’s SAI.

On October 9, 2013, RJO Investment Management, LLC (the “RJO”), the investment adviser to the Mariner Hyman Beck Fund (the “Fund”) a series of Northern Lights Fund Trust II (the “Trust”), provided advance written notice to the Trust that, pursuant to the terms of its investment advisory agreement with the Trust, with respect to the Fund (the “Advisory Agreement”), it is terminating the Advisory Agreement effective 60 days from the date of the letter.  Accordingly, the Advisory Agreement shall terminate December 9, 2013 or such earlier date as the Trust and RJO may agree.

As a result, at their meeting on October 25, 2013, the Board of Trustees of the Trust accepted RJO’s resignation and provided reciprocal notice of termination to RJO.  At that same meeting, in order to provide for the uninterrupted management of the Fund, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, approved Monte Capital Group LLC (“Monte”), an investment advisory firm registered with U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as the new investment adviser to the Fund and approved a new interim investment advisory agreement (the “Interim Agreement”) by and between Monte and the Trust, on behalf of the Fund.  It is expected that Monte will begin managing the Fund pursuant to the Interim Agreement on or about December 1, 2013.  RJO will continue to manage the Fund until the earlier of such date or December 9, 2013.

The terms and conditions of the Interim Agreement are substantially identical to those of the previous investment advisory agreement between the Fund and RJO, and the Interim Agreement provides for the same advisory fee as that previously paid to RJO under the terms of the previous investment advisory agreement.  The foregoing notwithstanding, the Interim Agreement does differ from the previous investment advisory agreement in that it provides, as required of such agreements by Rule 15a-4 under the Investment Company Act of 1940 that the term of the Interim Agreement shall be the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Fund..

In connection with the Interim Agreement, the new portfolio managers for the Fund will be Aron Schell and Brad Lloyd.

Aron Schnell, CEO, is responsible for Risk Management of all Monte Capital portfolios.  He also oversees client relationships.  Mr. Schnell founded Monte Capital Group in March 2012 with an accomplished track record of conceiving and building successful trading and research businesses.  After graduating from the University of Vermont with a BS in Finance in 1993, he became the CEO of Schnell & Co., a family-owned NYMEX member firm and leader in electronic trading and market making, at the age of 25.   From 2000-2007, Mr. Schnell managed over 20 employees and expanded the company’s trading focus from metals to energy and energy options.

Brad Lloyd, CIO, is responsible for designing and executing each of Monte Capital’s portfolios, including its Managed Accounts.  He joined the team in 2010 and was central to the creation of the Theta Fund’s proprietary fundamental stock selection filters, options pricing models and related research.  He is also responsible for the day-to-day trading of the portfolio’s equity and volatility positions.  Mr. Lloyd began his investment career at Capstone Trading in 2005, which later became Capstone Investment Advisors, where he held various positions including: S&P options floor trader, VIX and SPX options trader, global index trader and global ETF options flow trader, with a focus on relative value volatility trading.  It was here that he developed his deep understanding of the derivatives markets as well as opportunities to profit from relative value.  Mr. Lloyd graduated from Indiana University in 2001 and earned his MBA from the University in Arizona in 2011.

Investors should anticipate receiving a proxy statement soliciting their approval of the new investment advisory agreement in the near future.  If shareholders of the Fund do not approve a permanent investment advisory agreement within the 150-day period specified under Rule 15a-4 of the Investment Company Act of 1940, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I shares, Class A shares and Class C shares dated April 1, 2013, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-542-4MHB (4642).